Exhibit 32.1


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, K.J. Semikian, the Chief Executive Officer of Telesource International, Inc. ("Telesource"), certify that
(i) the Form 10-K for the twelve months ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Telesource.


Dated: July 7, 2004                   /s/ K.J. Semikian
                                      ------------------------------------------
                                      K.J. Semikian
                                      Chief Executive Officer
                                      Telesource International, Inc.